UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a)
of the Securities Exchange Act of 1934

Filed by the Registrant ☒
Filed by a Party other than the Registrant ☐

Check the appropriate box:

☒	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material Pursuant to Sec.240.14a-12

ENTHEOS TECHNOLOGIES, INC.

(Name of Registrant As Specified In Its Charter)

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ENTHEOS TECHNOLOGIES, INC.
888 3rd Street SW, Suite 1000
Calgary, AB  T2P 5C5

Telephone: 800-755-5815

November 5, 2008

Dear Stockholders:

You are cordially invited to attend the 2008 Annual Meeting of Stockholders of Entheos Technologies, Inc. The meeting will be held at 11:00 a.m., local time, on December 19, 2008, at 888 3rd Street SW,
Suite 1000, Calgary, AB  T2P 5C5. Enclosed are the official notice of this meeting, a proxy statement, a form of proxy and the 2007 Annual Report on Form 10-KSB for the year ended December 31, 2007.

At this meeting you will be asked to elect directors to serve until the next annual meeting, ratify the selection of the Company's independent auditors for 2008, amend the Company’s Articles of Incorporation to change the name of the Company to “Sterling Energy, Inc.” and to transact any other business as may properly come up before the meeting.

Please note that attendance at the Annual Meeting will be limited to stockholders of record at the close of business on November 3, 2008, and to guests of the Company.

If your shares are registered in your name and you plan to attend the Annual Meeting, please bring the enclosed ballot with you to the meeting.

If your shares are held by a broker, bank or other nominee and you plan to attend the meeting, please contact the person responsible for your account regarding your intention to attend the meeting so they will know how you intend to vote your shares at that time. Stockholders who do not expect to attend the Annual Meeting in person may submit their ballot to the Management of the Company at 888 3rd Street SW, Suite 1000, Calgary, AB  T2P 5C5.

BY ORDER OF THE BOARD OF DIRECTORS

/s/ Derek Cooper
Derek Cooper
President, Chief Executive Officer and Director

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
OF ENTHEOS TECHNOLOGIES, INC. TO BE HELD DECEMBER 19, 2008

To the Stockholders of Entheos Technologies, Inc.:

NOTICE IS HEREBY GIVEN that the 2008 Annual Meeting of Stockholders (the "Annual Meeting") of Entheos Technologies, Inc., a Nevada corporation (the "Company"), will be held at 888 3rd Street SW, Suite 1000, Calgary, Alberta  on the 19th day of December, 2008, at 11:00 a.m. (local time) for the following purposes:

1.	To elect 3 directors to the Board of Directors to serve until the next Annual Meeting of stockholders or until their respective successors are duly elected and have qualified;

2.	To ratify the appointment of Peterson Sullivan, PLLC, as the Company's independent auditor for the fiscal year ending December 31, 2008;

3.	To amend the Company’s Articles of Incorporation to change the name of the Company to “Sterling Energy, Inc.”

3.	To transact any and all other business that may properly come before the Annual Meeting or any adjournment(s) thereof.

Pursuant to the Company's Bylaws (the "Bylaws"), the record date (the "Record Date") for the determination of stockholders entitled to notice of and to vote at such meeting or any adjournment(s) thereof shall be the close of business on November 3, 2008. Only holders of record of the Company's Common Stock at the close of business on the Record Date are entitled to notice of and to vote at the Annual Meeting. Shares can be voted at the Annual Meeting only if the holder is present or represented by proxy. The stock transfer books will not be closed.

A copy of the Company's 2007 Annual Report to Stockholders, in the form of the 10-KSB filed with the Securities and Exchange Commission, which includes audited financial statements, has been included in this mailing to the Company's stockholders. A list of stockholders entitled to vote at the Annual Meeting will be available for examination at the offices of the Company for ten (10) days prior to the Annual Meeting.

You are cordially invited to attend the Annual Meeting; whether or not you expect to attend the meeting in person, however, you are urged to mark, sign, date, and mail or telefax the enclosed form of proxy promptly so that your shares of stock may be represented and voted in accordance with your wishes and in order that the presence of a quorum may be assured at the meeting. Your proxy will be returned to you if you should be present at the Annual Meeting and should request its return in the manner provided for revocation of proxies on the initial page of the enclosed proxy statement.

BY ORDER OF THE BOARD OF DIRECTORS

/s/ Derek Cooper
Derek Cooper
President, Chief Executive Officer and Director
Calgary, AB
November 5, 2008

ENTHEOS TECHNOLOGIES, INC.
888 3rd Street SW, Suite 1000
Calgary, AB  T2P 5C5

PROXY STATEMENT FOR ANNUAL MEETING OF STOCKHOLDERS

TO BE HELD DECEMBER 19, 2008

SOLICITATION AND REVOCABILITY OF PROXIES

The accompanying proxy is solicited by the Board of Directors on behalf of Entheos Technologies, Inc., a Nevada corporation (sometimes referred to in this Proxy Statement as the "Company,"  “we,” “our,” and “us”), to be voted at the 2008 Annual Meeting of Stockholders of the Company (the "Annual Meeting") to be held on December 19, 2008, at the time and place and for the purposes set forth in the accompanying Notice of Annual Stockholders (the "Notice") and at any adjournment(s) thereof. When proxies in the accompanying form are properly executed and received, the shares represented thereby will be voted at the Annual Meeting in accordance with the directions noted thereon; if no direction is indicated, such shares will be voted FOR the election of the nominees listed thereon, FOR the ratification of the independent auditor, FOR amending the Company’s Articles of Incorporation to change the name of Company to Sterling Energy, Inc. and in their discretion with respect to any other matters that may properly come before the stockholders at the Annual Meeting.

The executive offices of the Company are located at, and the mailing address of the Company is 888 3rd Street SW, Suite 1000, Calgary, AB. Management does not anticipate that any matters will be presented at the Annual Meeting other than matters set forth in the Notice.

This proxy statement (the "Proxy Statement") and accompanying proxy are being mailed on or about November 16, 2008. The Company's Annual Report on Form 10-KSB (the "2007 Annual Report"), which serves as the Annual Report to Stockholders, covering the Company's fiscal year ended December 31, 2007, is attached.

Any stockholder of the Company giving a proxy has the right to revoke their proxy at any time prior to the voting thereof by voting in person at the Annual Meeting, by delivering a duly executed proxy bearing a later date or by giving written notice of revocation to the Company addressed to Derek Cooper, President, 888 3rd Street SW, Suite 1000, Calgary, AB, T2P 5C5; no such written notice shall be effective, however, until such notice of revocation has been received by the Company at or prior to the Annual Meeting.

In addition to the solicitation of proxies by use of the mail, officers and regular employees of the Company may solicit the return of proxies, either by mail, telephone, telefax, telegraph or through personal contact. Such officers and employees will not be additionally compensated but will be reimbursed for out- of-pocket expenses. Brokerage houses and other custodians, nominees, and fiduciaries will, in connection with shares of the Company's common stock, $0.00001 par value per share (the "Common Stock"), registered in their names, be requested to forward solicitation material to the beneficial owners of such shares of Common Stock.

The cost of preparing, printing, assembling, and mailing the 2007 Annual Report, the Notice, this Proxy Statement, and the enclosed form of proxy, as well as the cost of forwarding solicitation materials to the beneficial owners of shares of Common Stock and other costs of solicitation, are to be borne by the Company.

QUORUM AND VOTING

The record date for the determination of stockholders entitled to notice of and to vote at the Annual Meeting was the close of business on November 3, 2008 (the "Record Date"). On the Record Date, there were 63,075,122 shares of Common Stock issued and outstanding.

Each share of Common Stock is entitled to one vote on all matters to be acted upon at the Annual Meeting, and neither the Company's Certificate of Incorporation (the "Certificate of Incorporation") nor its Bylaws allow for cumulative voting rights.

The presence, in person or by proxy, of the holders of a majority of the issued and outstanding Common Stock entitled to vote at the meeting is necessary to constitute a quorum to transact business. If a quorum is not present or represented at the Annual Meeting, the stockholders entitled to vote thereat, present in person or by proxy, may adjourn the Annual Meeting from time to time without notice or other announcement until a quorum is present or represented. Assuming the presence of a quorum, the affirmative vote of a plurality of votes cast is required for the election of each of the nominees for director. A majority of the votes represented and entitled to vote at the Annual Meeting will be required for the approval of all other matters to be voted upon. Abstentions and broker non-votes will each be counted towards the presence of a quorum, but (i) will not be counted as votes cast and, accordingly, will have no effect on the plurality vote required for the election of directors, and (ii) will be counted as votes represented at the Annual Meeting and, accordingly, will have the effect of a vote "against" all other matters to be acted upon.

Proxies in the accompanying form which are properly executed and returned to the Company will be voted at the  Annual  Meeting  in accordance  with the instructions  contained  in such  proxies  and, at the  discretion  of the proxy holders, on such other matters as may properly come before the meeting. Where no such instructions are given, the shares will be voted for the election of each of the nominees for director, the ratification of Peterson Sullivan, PLLC as the independent auditor and for the amendment of the Company’s Articles of Incorporation to change the Company’s name to Sterling Energy, Inc.

A stockholder that intends to present a proposal at the 2008 Annual Meeting of Stockholders for inclusion in the Company's proxy statement and form of proxy relating to such meeting must submit such proposal by December 1, 2008. The proposal must be mailed to the Company's offices at 888 3rd Street SW, Suite 1000, Calgary, AB.

RIGHT TO REVOKE PROXIES

Any proxy given pursuant to this solicitation may be revoked by the person giving it at any time before it is voted. Proxies may be revoked by:

•  filing with the President of the Company, before the polls are closed with respect to the vote, a written notice of revocation bearing a later date than the proxy;

•  duly executing a subsequent proxy relating to the same shares of Common Stock and delivering it to the President of the Company; or

•  attending the Meeting and voting in person (although attendance at the Meeting will not in and of itself constitute a revocation of a proxy).

Any written notice revoking a proxy should be sent to: 888 3rd Street SW, Suite 1000, Calgary, AB, Attention: Derek Cooper.

SUMMARY

The Company is a small independent oil and gas production company with a focus on participation in producing and re-development/ the recompletion of oil and gas wells. In August 2008, the Company acquired a 21.75% working interest (16.3125% net interest) in the Cooke #6 well located at the Cooke Ranch field in La Salle County, Texas which has been producing oil and gas from the Escondido formation since 2007. In September 2008, the company acquired a 20.00% working interest (15.00% net interest) in Onnie Ray #1 Well in Lee County, Texas and the Stahl #1 Well in Fayette County, Texas which were subsequently re-entered and are producing gas from the Austin Chalk formation and a 20.00% working interest (15.00% net interest) in the Haile #1 Well in Frio County, Texas which is currently scheduled for re-entry operations.

Incorporated under the laws of the State of Nevada, the Company has  an authorized capital of 200,000,000 shares of $0.00001 par value common stock, of which 63,075,122 shares are outstanding and 10,000,000 shares of $0.0001 par value preferred stock, of which none are outstanding.

From 2002 until September 2008, through our wholly-owned subsidiary Email Solutions, Inc., the Company served as an Application Service Provider (“ASP”) providing reliable, real time, high volume outsourced email and search engine optimization services. Due to the limited success of our ASP business, management decided that it was in the best interest of our stockholders to abandon the Application Service Provider business and focus on identifying undervalued oil and gas opportunities for acquisition, development and exploration.

The Company's 2007 Annual Report, a copy of which is attached,  provides a description of our operations during the past year.

The following is a brief summary of certain information contained elsewhere in this Proxy Statement. This summary is not intended to be complete and is qualified in all respects by reference to the detailed information appearing elsewhere in this Proxy Statement.

THE MEETING

Date, Time and Place of the Annual Meeting

The Annual Meeting of Entheos Technologies, Inc. is scheduled to be held on December 19, 2008, at 11:00 a.m. (local time) at 888 3rd Street SW, Suite 1000, Calgary, AB  T2P 5C5.

Record Date

Only holders of record of shares of Common Stock at the close of business on November 3, 2008, are entitled to receive notice of and to vote at the Annual Meeting.

Vote Required

Assuming the presence of a quorum, the affirmative vote of a plurality of votes cast is required for the election of each of the nominees for director. A majority of the votes cast with a quorum present at the Annual Meeting will be required for the approval of all other matters to be voted upon.

Accountants

Peterson Sullivan, PLLC has been selected by the Company to act as its independent auditor for 2008.  It is not expected that the representatives of Peterson Sullivan, PLLC will attend the Annual Meeting or be available to answer questions from the stockholders.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth, as of November 3, 2008, the beneficial ownership of the Company's Common Stock by each director and executive officer of the Company and each person known by the Company to beneficially own more than 5% of the Company's Common Stock outstanding as of such date and the executive officers and directors of the Company as a group.

Person or Group	Number of Shares of Common Stock	Percent

Derek Cooper 888 3rd Street SW, Suite 1000 Calgary, AB T2P 5C5	50,000 (1)(2)(3)	0.0%

Christian Hudson 888 3rd Street SW, Suite 1000 Calgary, AB T2P 5C5	50,000 (1)(2)	0.0%

Jeet Sidhu 888 3rd Street SW, Suite 1000 Calgary, AB T2P 5C5	50,000 (1)(2)	0.0%

Frank Fabio 888 3rd Street SW, Suite 1000 Calgary, AB T2P 5C5	50,000 (1)(4)	0.0%

Directors and Executive Officers as a group (4 persons)	200,000	0.0%

(1) 200,000 stock options were granted on September 12, 2008, which may be acquired pursuant to options granted and exercisable under the Company's stock option plans.

(2) Each of Messrs. Cooper, Hudson and Sidhu were appointed to the Company’s Board of Directors on September 12, 2008.

(3) Mr. Cooper was appointed the Company’s Chief Executive Officer and President on September 12, 2008.

(4) Mr. Fabio was appointed the Company’s Chief Financial Officer and Secretary on September 12, 2008

Remuneration and Executive Compensation

The following table shows, for the three-year period ended December 31, 2007, the cash compensation paid by the Company, as well as certain other compensation paid for such year, to the Company's Chief Executive Officer and the Company's other most highly compensated executive officers. Except as set forth on the following table, no executive officer of the Company had a total annual salary and bonus for 2007 that exceeded $100,000.

Summary Compensation Table
Name and Principal Position	Year	Salary	Bonus	Other	Securities Underlying Options Granted	All Other Compensation
Harmel S. Rayat (1)	2007	$0	$0	$0	0	$0
President, CEO,	2006	$0	$0	$4,500	0	$0
Chief Financial Officer and Director	2005	$0	$0	$3,600	0	$0

Tim Luu (1)	2007	$0	$0	$3,000	0	$0
Secretary, Treasurer Chief Technology	2006	$0	$0	$3,300	0	$0
Officer and Director	2005	$0	$0	$3,150	0	$0

(1) Each of Messrs. Rayat and Luu resigned all of their respective positions with the Company on September 12, 2008.

Stock Option Grants in Last Fiscal Year

None.

Aggregated Option Exercises During Last Fiscal Year and Year End Option Values

None.

Related Transactions

Management fees:  During the year ended December 31, 2007, the Company paid $1,500 (2006: $7,800) in management fees to directors.

Accounts Payable:  As of December 31, 2007, the Company owed $23,812 (2006: $23,812) for outstanding management fees to a former director, which is included in accounts payable - related parties.

Rent: The Company’s principal office was located at 1628 West 1st Avenue, Suite 216, Vancouver, British Columbia, Canada, V6J 1G1. These premises were owned by a private corporation controlled by a former Director. The Company paid a monthly rent of C$700 effective from April 1, 2006. The Company paid rent of $7,812 (2006: $5,631) for the year ended December 31, 2007.

All related party transactions are recorded at the exchange amount established and agreed to between related parties and are in the normal course of business.

Employment Contracts

The Company does not have any employment contracts with any of its officers or employees.

Recommendations

THE BOARD OF DIRECTORS OF THE COMPANY UNANIMOUSLY RECOMMENDS THAT THE COMPANY'S STOCKHOLDERS VOTE FOR EACH OF THE NOMINEES FOR DIRECTOR ("PROPOSAL 1"), VOTE FOR THE RATIFICATION OF THE APPOINTMENT OF PETERSON SULLIVAN, PLLC AS THE COMPANY'S  INDEPENDENT  AUDITOR FOR THE FISCAL YEAR ENDING DECEMBER 31, 2008 ("PROPOSAL  2"), AND VOTE FOR AN AMENDMENT TO THE COMPANY’S ARTICLES OF INCORPORATION TO CHANGE THE NAME OF THE COMPANY TO STERLING ENERGY, INC. (“PROPOSAL 3”).

PROPOSAL NO. 1:

ELECTION OF BOARD MEMBERS

Nominees

The Company's Board of Directors is currently comprised of three directors. Each of the nominees is presently a director of the Company. If so directed in the enclosed proxy, the persons named in such proxy will vote the shares represented by such proxy for the election of the following named nominees for the office of director of the Company, to hold office until the next annual meeting of the stockholders or until their respective successors shall have been duly elected and shall have been duly qualified.

Information Concerning Nominees

Name	Age	Position	Director/Officer Since
Derek Cooper	31	President, CEO, Director	September 12, 2008
Christian Hudson	43	Director	September 12, 2008
Jeet Sidhu	36	Director	September 12, 2008

Each of Messrs. Cooper, Hudson and Sidhu were initially appointed to the Company’s Board of Directors on September 12, 2008.

The Board of Directors does not contemplate that any of the above-named nominees for director will refuse or be unable to accept election as a director of the Company, or be unable to serve as a director of the Company. Should any of them become unavailable for nomination or election or refuse to be nominated or to accept election as a director of the Company, then the persons named in the enclosed form of proxy intend to vote the shares represented in such proxy for the election of such other person or persons as may be nominated or designated by the Board of Directors. No nominee is related by blood, marriage, or adoption to another nominee or to any executive officer of the Company or its subsidiaries or affiliates.

Assuming the presence of a quorum, each of the nominees for director of the Company requires for his election the approval of a plurality of the votes cast by the shares of Common Stock entitled to vote at the Annual Meeting.

The Board of Directors regard all of the individuals being nominated to the Board as extremely competent professionals with many years of experience in different fields of endeavor, including sales and marketing, management, technology development, and corporate finance and development. The Board feels that this collective base of experience and knowledge is crucial in the overall development of the Company's business.

Information Concerning Current Officers and Directors

The following narrative describes the positions held by the Company's current officers and directors.  During 2007, each board member attended at least 75% of the board meetings that were held while they were in office.

DEREK COOPER (AGE 31).  President, Chief Executive Officer, Director. Mr. Cooper earned his Bachelor of Science degree in Physics in 2001 and his Bachelor of Applied Science in Geological Engineering in 2005, both at the University of British Columbia. From January 2003 through September 2003, Mr. Derek Cooper joined Syncrude Canada Ltd., the world's largest producer of crude oil from oil sands.  While completing his Applied Sciences degree, from June 2004 thru September 2004, Mr. Cooper undertook and completed a near-term engineering-exploration contract with Stealth Minerals Ltd.  From 2005 to March 2008, Mr. Cooper worked at Elk Valley Coal, the world's second largest producer of metallurgical coal, as a Planning Engineer. In April 2008, Mr. Cooper joined TransAlta Utilities, as an Intermediate Engineer in the Fuel Supply Group where he performs life-of-mine planning, costing, and capital equipment selection as well as scoping/feasibility projects.

Mr. Cooper has served on the Board of Directors since September 12, 2008.

CHRISTIAN HUDSON (AGE 43).  Director. Mr. Hudson earned a Bachelor of Arts degree in Economics from the University of California, Santa Barbara in 1987 and also earned a Masters in Business Administration from Columbia University in 1991.  From 2002 to present, Mr. Hudson currently serves as Chief Information Officer at Swiss American Securities, Inc., a member of Credit Suisse Group.

Mr. Hudson has served on the Board of Directors since September 12, 2008.

JEET SIDHU (AGE 36).  Director.  In 1995, Mr. Sidhu graduated from the British Columbia Institute of Technology with a Diploma in Corporate Finance. Since 2002, Mr. Sidhu has been Vice-President of Montgomery Asset Management Corporation, a privately held firm providing financial and management consulting services to emerging growth corporations.

Mr. Sidhu has served on the Board of Directors since September 12, 2008.

Section 16(a) Beneficial Ownership Reporting Compliance

Section 16(a) of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), requires the Company's directors, officers and persons who own more than 10 percent of a registered class of the Company's equity securities, to file reports of ownership and changes in ownership with the Securities and Exchange Commission ("the Commission"). Directors, officers and greater than 10 percent beneficial owners are required by applicable regulations to furnish the Company with copies of all forms they file with the Commission pursuant to Section 16(a). Based solely upon a review of the copies of the forms furnished to the Company, the Company believes that during fiscal 2007, the Section 16(a) filing requirements applicable to its directors and executive officers were satisfied.

Director Compensation

Certain Directors of the Company are a paid a stipend of between $2,000 to $2,500 per month. All Directors are reimbursed for any out-of-pocket meeting expenses.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE ELECTION OF EACH OF THE INDIVIDUALS NOMINATED FOR ELECTION AS A DIRECTOR.

PROPOSAL NO. 2:

THE RATIFICATION OF THE APPOINTMENT OF PETERSON SULLIVAN, PLLC
AS THE COMPANY’S INDEPENDENT AUDITOR

The Board of Directors has selected Peterson Sullivan, PLLC as independent auditors for the Company for the fiscal year ending December 31, 2008, subject to ratification of the selection by stockholders.  Peterson Sullivan, PLLC has served as independent public accountants for the Company since March 13, 2006.

To the knowledge of the Company, at no time has Peterson Sullivan, PLLC had any direct or indirect financial interest in or any connection with the Company or any of its subsidiaries other than in connection with services rendered to the Company as described below.

It is not expected that the representatives of Peterson Sullivan, PLLC or any other auditors will attend the Annual Meeting.  Peterson Sullivan, PLLC has not indicated their desire to make a statement.  They will respond to written questions submitted to the Company.

During and for the year ended December 31, 2007, Peterson Sullivan, PLLC provided the following audit, audit-related and other professional services for the Company.  The services were as follows:

-	the audit of the annual financial statements included in the Company’s Form 10-KSB;

-	Consultation in connection with various tax and accounting matters; and

-	Certain other professional services.

The cost of providing these services during, and for the year ended December 31, 2007, by specified categories, were as follows:

Audit Fees:  $17,295 These fees covered the audit of the Company’s annual financial statements.

Financial Information Systems Design and Implementation Fees:    None

All Other Fees:  None

THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE RATIFICATION OF THE APPOINTMENT OF PETERSON SULLIVAN, PLLC AS THE COMPANY'S INDEPENDENT AUDITOR.

PROPOSAL NO. 3:

AMENDMENT TO OUR ARTICLES OF INCORPORATION

The Company's Board of Directors has unanimously adopted a resolution seeking stockholder approval to amend the Articles of Incorporation to change the Company's name to "Sterling Energy, Inc."  The Board of Directors believes that this amendment is in the Company's best interests as it more accurately reflects the Company’s focus and interests in the participation in producing and the recompletion re-development of oil and gas wells. The Board of Directors does not believe that the proposed amendment will not have any material effect on the Company's business, operations, reporting requirements or stock price. However, in connection with the proposed name change, it is anticipated that the Company’s stock symbol will be changed. Stockholders will not be required to have new stock certificates reflecting the name change. New stock certificates will be issued in due course as old certificates are tendered to the Company's transfer agent.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE AMENDMENT TO THE ARTICLES OF INCORPORATION TO CHANGE THE COMPANY NAME TO “STERLING ENERGY, INC.”

OTHER MATTERS

The board of Directors is not aware of any business to come before the Annual Meeting other than the matters described above in this proxy statement. If any other matters should properly come before the meeting, however, it is intended that proxies in the accompanying form will be voted with respect to those matters in accordance with the judgment of the person or persons voting the proxies. We will bear the cost of solicitation of proxies.

WHERE YOU CAN FIND ADDITIONAL INFORMATION

We have filed with the SEC, located on 100 F Street NE, Washington, D.C. 20549, Current Reports on Form 8-K, Quarterly Reports on Form 10-QSB, Annual Reports on Form 10-KSB, and other reports, statements and information as required under the Exchange Act.

The reports, statements and other information that we have filed with the SEC may be read and copied at the SEC's Public Reference Room at 100 F Street NE, Washington, D.C. 20549. The public may obtain information on the operation of the Public Reference Room by calling the SEC at 1-800-SEC-0330.

The SEC maintains a web site (http://www.sec.gov.) that contains the registration statements, reports, proxy and proxy statements and other information regarding registrants that file electronically with the SEC such as us. You may access our SEC filings electronically at this SEC website. These SEC filings are also available to the public from commercial document retrieval services.

The Company hereby undertakes to provide without charge to each person, including any beneficial owner, to whom a copy of this Proxy Statement has been delivered, on the written request of any such person, a copy of the Company's most recent Form 10-KSB. Written requests for such copies should be directed to Derek Cooper, the President of the Company, at 888 3rd Street SW, Suite 1000, Calgary, AB T2P 5C5.

DEADLINE FOR RECEIPT OF SHAREHOLDER PROPOSALS FOR THE NEXT ANNUAL MEETING

Stockholders are hereby notified that if they wish a proposal to be included in our proxy statement and form of proxy relating to the 2009 annual meeting of stockholders, they must deliver a written copy of their proposal no later than June 30, 2009. If the date of next year’s annual meeting is changed by more than 30 days from the date of this year’s meeting, then the deadline is a reasonable time before we begin to print and mail proxy materials. Proposals must be timely received and comply with the proxy rules relating to stockholder proposals, in particular Rule 14a-8 under the Securities Exchange Act of 1934, in order to be included in our proxy materials.

Mailing Instructions

Proposals should be delivered to Derek Cooper, the President of the Company, at 888 3rd Street SW, Suite 1000, Calgary, AB T2P 5C5.  To avoid controversy and establish timely receipt by the Company, it is suggested that stockholders send their proposals by certified mail, return receipt requested.

SHAREHOLDER COMMUNICATIONS

The Company has a process for shareholders who wish to communicate with the Board of Directors. Shareholders who wish to communicate with the Board may write to it at the Company’s address given above. These communications will be reviewed by one or more employees of the Company designated by the Board, who will determine whether they should be presented to the Board. The purpose of this screening is to allow the Board to avoid having to consider irrelevant or inappropriate communications.

ENTHEOS TECHNOLOGIES, INC.
888 3RD STREET SW, SUITE 1000
CALGARY, AB  T2P 5C5

PROXY FOR 2008 ANNUAL MEETING OF STOCKHOLDERS

This proxy is solicited on behalf of the Board of Directors of Entheos Technologies, Inc.

The undersigned, a stockholder of Entheos Technologies, Inc. (the “Company”) hereby constitutes and appoints each of Mr. Derek Cooper and Mr. Jeet Sidhu the attorney, agent and proxy of the undersigned, with full power of substitution, for and in the name, place and stead of the undersigned, to vote and act with respect to all of shares of the Common Stock of the Company standing in name of the undersigned or in respect of which the undersigned is entitled to vote, with all powers of the undersigned would process if personally present at such meeting upon the following matters, and otherwise in his discretion:

		FOR	AGAINST	ABSTENTION
ITEM 1.	To elect directors to serve until the next annual meeting of stockholders or until their successors are elected and have qualified.

	Mr. Derek Cooper	☐	☐	☐
	Mr. Christian Hudson	☐	☐	☐
	Mr. Jeet Sidhu	☐	☐	☐

ITEM 2.	To ratify the appointment of Peterson Sullivan, PLLC for the fiscal year ending December 31, 2008	☐	☐	☐

ITEM 3.	To amend the Articles of Incorporation to effect a name change to Sterling Energy, Inc.	☐	☐	☐

ITEM 4.	To transact any such other business as may properly come before the meeting or an adjournment (s) therefore	☐	☐	☐

If no direction is indicated, this proxy will be voted in the discretion of the proxy holder. Please date, sign and print your name on this proxy exactly as your name appears on your stock certificate and return immediately to the address printed above.

DATED:	SIGNATURE:

NO. OF SHARES:	PRINT NAME:

FORM 10-KSB

☒	ANNUAL REPORT PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

For the fiscal year ended December 31, 2007.

OR

☐	TRANSITION REPORT PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

For the transition period from  ____________________    to   _____________________

Commission File Number 000-30156

ENTHEOS TECHNOLOGIES, INC.
AND SUBSIDIARIES
(Exact name of registrant as specified in its charter)

NEVADA
(State or other jurisdiction of incorporation)

98-0170247
(I.R.S Employer Identification No.)

1628 West 1st Avenue, Suite 216, Vancouver, British Columbia,  V6J 1G1
(Address of principal executive offices)

(604) 659-5005
(Registrant’s telephone number, including area code)

Securities registered under Section 12(b) of the Exchange Act:

Title of Each Class:
Common Stock, $.00001 par value per share

Name of Each Exchange on Which Registered:
OTC Bulletin Board

Securities registered under Section 12(g) of the Exchange Act:
None

Indicate by check mark if the registrant is not required to file reports pursuant to Section 13 of Section 15(d) of the Act.
Yes ☐ No ☒

Check whether the registrant: (1) has filed all reports required by Section 13 or 15(d) of the Securities Exchange Act of 1934 during the preceding 12 months (or for such shorter period that the registrant was required to file such reports), and (2) has been subject to such filing for the past 90 days. Yes ☒ No ☐

Check if there is no disclosure of delinquent filers in response to Item 405 of Regulation S-B contained in this form, and no disclosure will be contained, to the best of registrant's knowledge, in definitive proxy or information statements incorporated by reference in Part III of this Form 10-KSB or any amendment to this Form 10-KSB. ☒

Indicate by check mark whether the registrant is a shell company (as defined in Rule 12b-2 of the Exchange Act)
Yes ☐ No ☒

Revenues for its most current fiscal year:  None

Aggregate market value of the voting and non-voting common equity held by non-affiliates computed by reference to the price at which the common equity was sold, or the average bid and asked price of such common equity, as of March 24, 2008: $5,608,035.

Number of shares of Common Stock, $0.00001 par value, outstanding as of March 24, 2008: 56,625,122.

Documents incorporated by reference: None.

Transitional Small Business Disclosure Format:  Yes ☐ No ☒

TABLE OF CONTENTS

ENTHEOS TECHNOLOGIES, INC. AND SUBSIDIARIES
ANNUAL REPORT ON FORM 10-KSB
FOR THE FISCAL YEAR ENDED DECEMBER 31, 2007

PART I

ITEM 1.  DESCRIPTION OF BUSINESS

Cautionary Statement Pursuant to Safe Harbor Provisions of the Private Securities Litigation Reform Act of 1995:

Except for the historical information presented in this document, the matters discussed in this Form 10-KSB for the fiscal year ending December 31, 2007, and specifically in the items entitled "Management’s Discussion and Analysis or Plan of Operation", or otherwise incorporated by reference into this document, contain "forward-looking statements" (as such term is defined in the Private Securities Litigation Reform Act of 1995). These statements are identified by the use of forward-looking terminology such as "believes", "plans", "intend", "scheduled", "potential", "continue", "estimates", "hopes", "goal", "objective", expects", "may", "will", "should" or "anticipates" or the negative thereof or other variations thereon or comparable terminology, or by discussions of strategy that involve risks and uncertainties.

The safe harbor provisions of Section 21E of the Securities Exchange Act of 1934, as amended, and Section 27A of the Securities Act of 1933, as amended, apply to forward-looking statements made by the Company. The reader is cautioned that no statements contained in this Form 10-KSB should be construed as a guarantee or assurance of future performance or results. These forward-looking statements involve risks and uncertainties, including those identified within this Form 10-KSB. The actual results that the Company achieves may differ materially from any forward-looking statements due to such risks and uncertainties. These forward-looking statements are based on current expectations, and the Company assumes no obligation to update this information. Readers are urged to carefully review and consider the various disclosures made by the Company in this Form 10-KSB and in the Company's other reports filed with the Securities and Exchange Commission that attempt to advise interested parties of the risks and factors that may affect the Company's business.

The Company

Entheos Technologies, Inc. (the Company), through its wholly-owned subsidiary Email Solutions, Inc., serves as an Application Service Provider providing reliable, real time, high volume outsourced email and search engine optimization services.

The Company is a Nevada corporation with an authorized capital of 200,000,000 shares of $0.00001 par value common stock, of which 56,625,122 shares are outstanding and 10,000,000 shares of $0.0001 par value preferred stock, of which none are outstanding.

Employees

At December 31, 2007, the Company employed 2 part-time persons. To the best of the Company’s knowledge, none of the Company’s officers or directors is bound by restrictive covenants from prior employers. None of the Company’s employees are represented by labor unions or other collective bargaining groups. We consider relations with our employees to be good. We plan to retain and utilize the services of outside consultants as the need arises.

Risk Factors

We have sought to identify what we believe to be the most significant risks to our business.  However, we cannot predict whether, or to what extent, any of such risks may be realized nor can we guarantee that we have identified all possible risks that might arise. Investors should carefully consider all of such risk factors before making an investment decision with respect to our Common Stock. We provide the following cautionary discussion of risks, uncertainties and possible inaccurate assumptions relevant to our business. These are factors that we think could cause our actual results to differ materially from expected results. Other factors besides those listed here could adversely affect us.

Lack of Operating History

Our business is subject to the risks inherent in the establishment of a new business. Specifically, in formulating our business plan, we have relied on the judgment of our officers, directors and consultants but have not conducted any formal independent market studies concerning the demand for our services.

We have had limited revenues since inception, and revenues of $0 for the years ended December 31, 2007 and 2006. We have not been profitable, experiencing an accumulated deficit of $3,817,888 through December 31, 2007. Even if we become profitable in the future, we cannot accurately predict the level of, or our ability to sustain profitability. Because we have not yet been profitable and cannot predict any level of future profitability, you bear the risk of a complete loss of your investment in the event our business plan is unsuccessful.

The Company's ability to generate revenues and to achieve profitability and positive cash flow has depended on the successful commercialization of our ASP service, which has had limited success so far. Even if we eventually generate enough revenues from the sale of our services, we expect to incur significant operating losses over the next several years due to intense competition, a dearth of high volume email clients and low priced email software packages.

Intense Competition

The market for our services is intensely competitive, constantly evolving and subject to rapid technological change. We expect the intensity of competition to increase in the future. Increased competition may result in price reductions, changes in our pricing model, reduced gross margins and loss of market share, any one of which could materially damage our business. Many of our competitors have more resources and broader and deeper customer access than we do. In addition, many of these competitors have or can readily obtain extensive knowledge of our industry. Our competitors may be able to respond more quickly than we can to new technologies or changes in Internet user preferences and devote greater resources than we can to the development, promotion and sale of their services. We may not be able to maintain our competitive position against current and future competitors, especially those with significantly greater resources.

Dependence On Key Personnel

We depend on the continued service of our key technical, sales and senior management personnel and the loss of one or more of these individuals could cause us to incur increased operating expenses and divert other senior management time in searching for their replacements. We do not have employment agreements with any employee, nor do we maintain any key person life insurance policies for any of our key employees. The loss of any of our key technical, sales or senior management personnel could harm our business. In addition, we must attract, retain and motivate highly skilled employees. We face significant competition for individuals with the skills required to develop, market and support our services. We may not be able to recruit and retain sufficient numbers of highly skilled employees, and as a result our business could suffer.

Inability to Obtain Funding

We may not be able to obtain additional funding when needed, which could limit future expansion and marketing opportunities and result in lower than anticipated revenues. We may require additional financing to further develop our business and to pursue other technology-based business opportunities. If the market price of the common stock declines, some potential financiers may either refuse to offer us any financing or will offer financing at unacceptable rates or unfavorable terms. If we are unable to obtain financing on favorable terms, or at all, this unavailability could prevent us from expanding our business, which could materially impact our future potential revenues.

Continued Control by Management.

You may lack an effective vote on corporate matters and management may be able to act contrary to your objectives. As of March 24, 2008, our officers and board members own 76% of the 56,625,122 outstanding common stock, excluding stock options. If management votes together, it could influence the outcome of corporate actions requiring shareholder approval, including the election of directors, mergers and asset sales. As a result, new stockholders may lack an effective vote with respect to the election of directors and other corporate matters. Therefore, it is possible that management may take actions with respect to its ownership interest, which may not be consistent with your objectives or desires.

Liquidity of Shares in Market Place

As of March 24, 2008, one of our directors beneficially owns approximately 76% of the Company’s outstanding common stock, which could affect the liquidity of the company’s shares in the market.

Adverse Effect From Future Sale of Stock

Future sales of large amounts of our common stock by existing stockholders pursuant to Rule 144 under the Securities Act of 1933, or following the exercise of outstanding options, could adversely affect the market price of our common stock. Substantially all of the outstanding shares of our common stock are freely tradable, without restriction or registration under the Securities Act, other than the sales volume reporting and transaction restrictions of Rule 144 applicable to shares held beneficially by persons who may be deemed to be affiliates. Our directors and executive officers and their family members are not under lockup letters or other forms of restriction on the sale of their common stock. The issuance of any or all of these additional shares upon exercise of options or warrants will dilute the voting power of our current stockholders on corporate matters and, as a result, may cause the market price of our common stock to decrease. Further, sales of a large number of shares of common stock in the public market could adversely affect the market price of the common stock and could materially impair our future ability to generate funds through sales of common stock or other equity securities.

We are considered a penny stock.

The Company's stock differs from many stocks, in that it is a "penny stock." The Securities and Exchange Commission has adopted a number of rules to regulate "penny stocks."  These rules include, but are not limited to, Rules 3a5l-l, 15g-1, 15g-2, 15g-3, 15g-4, 15g-5, 15g-6 and 15g-7 under the Securities and Exchange Act of 1934, as amended.

Because our securities probably constitute "penny stock" within the meaning of the rules, the rules would apply to us and our securities. The rules may further affect the ability of owners of our stock to sell their securities in any market that may develop for them.  There may be a limited market for penny stocks, due to the regulatory burdens on broker-dealers.  The market among dealers may not be active. Investors in penny stock often are unable to sell stock back to the dealer that sold them the stock.  The mark-ups or commissions charged by the broker-dealers may be greater than any profit a seller may make. Because of large dealer spreads, investors may be unable to sell the stock immediately back to the dealer at the same price the dealer sold the stock to the investor. In some cases, the stock may fall quickly in value.  Investors may be unable to reap any profit from any sale of the stock, if they can sell it at all.

Stockholders should be aware that, according to the Securities and Exchange Commission Release No. 34- 29093, the market for penny stocks has suffered in recent years from patterns of fraud and abuse. These patterns include:

-	Control of the market for the security by one or a few broker-dealers that are often related to the promoter or issuer;

-	Manipulation of prices through prearranged matching of purchases and sales and false and misleading press releases;

-	"Boiler room" practices involving high pressure sales tactics and unrealistic price projections by inexperienced sales persons;

-	Excessive and undisclosed bid-ask differentials and markups by selling broker-dealers; and

-
The wholesale dumping of the same securities by promoters and broker-dealers after prices have been manipulated to a desired level, along with the inevitable collapse of those prices with consequent investor losses.

Furthermore, the "penny stock" designation may adversely affect the development of any public market for the Company's shares of common stock or, if such a market develops, its continuation.  Broker-dealers are required to personally determine whether an investment in "penny stock" is suitable for customers.

Penny stocks are  securities (i) with a price of less than five dollars per share; (ii) that are not traded on a "recognized" national exchange; (iii) whose prices are not quoted on the NASDAQ automated  quotation  system  (NASDAQ-listed stocks must still meet  requirement  (i)  above);  or (iv) of an issuer with net tangible  assets  less than  $2,000,000  (if the issuer  has been in  continuous operation  for at least three years) or $5,000,000  (if in continuous  operation for less  than  three  years),  or with  average  annual  revenues  of less than $6,000,000 for the last three years.

Section 15(g) of the Exchange Act, and Rule 15g-2 of the Commission require broker-dealers dealing in penny stocks to provide potential  investors with a document  disclosing  the risks of penny stocks and to obtain a manually signed and dated written receipt of the document before effecting any transaction in a penny stock for the  investor's  account.  Potential investors in the Company's common stock are urged to obtain and read such disclosure carefully before purchasing any shares that are deemed to be "penny stock."

Rule 15g-9 of the  Commission  requires  broker-dealers  in penny stocks to approve the  account of any  investor  for  transactions  in such stocks  before selling  any  penny  stock  to  that investor.   This  procedure  requires  the broker-dealer to (i) obtain from the investor information concerning his or her financial  situation,  investment  experience  and investment  objectives;  (ii) reasonably  determine,  based on that  information,  that  transactions in penny stocks are  suitable for the  investor  and that the  investor  has  sufficient knowledge and experience as to be reasonably  capable of evaluating the risks of penny stock  transactions;  (iii) provide the investor with a written  statement setting forth the basis on which the  broker-dealer  made the determination  in (ii) above;  and (iv) receive a signed and dated copy of such statement from the investor,  confirming  that it  accurately  reflects  the  investor's  financial situation,  investment experience and investment  objectives.  Compliance with these requirements may make it more difficult for the Company's stockholders to resell their shares to third parties or to otherwise dispose of them.

Independent Directors

We cannot guarantee our Board of Directors will have a majority of independent directors in the future. In the absence of a majority of independent directors, our executive officers, who are also principal stockholders and directors, could establish policies and enter into transactions without independent review and approval thereof. This could present the potential for a conflict of interest between the Company and its stockholders generally and the controlling officers, stockholders or directors.

Environmental Matters

The Company believes it conducts its business in compliance with all environmental laws presently applicable to its facilities.  To date, there have been no expenses incurred by the Company related to environmental issues.

Government Regulation

The Company is not subject to any direct governmental regulation other than the securities laws and regulations applicable to all publicly owned companies, and laws and regulations applicable to businesses generally.

ITEM 2.  DESCRIPTION OF PROPERTY

The Company's corporate offices, located at Suite 216, 1628 West 1st Avenue, Vancouver, BC, V6J 1G1, are owned by a privately held corporation controlled by a Director and majority shareholder of the Company. At present, the Company pays a monthly rent of C$700 effective from April 1, 2006.

ITEM 3.  LEGAL PROCEEDINGS

The Company is not party to any current legal proceedings.

ITEM 4.  SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS

There were no matters submitted to a vote of the security holders in our fiscal fourth quarter of year ended December 31, 2007.

It is our intention to schedule a shareholder’s meeting to elect directors, appoint auditors and transact any additional business in the second or third quarter of 2007.

PART II

ITEM 5.  MARKET FOR COMMON EQUITY AND RELATED STOCKHOLDER MATTERS

Market Information

The Company's Common Stock is listed on the OTC Bulletin Board under the symbol "ETHT". The following table sets forth the high and low sale prices for the periods indicated:

	High	Low
First Quarter 2006	$0.90	$0.55
Second Quarter 2006	$0.65	$0.44
Third Quarter 2006	$0.44	$0.39
Fourth Quarter 2006	$1.01	$0.41

First Quarter 2007	$1.40	$0.60
Second Quarter 2007	$0.69	$0.61
Third Quarter 2007	$0.97	$0.62
Fourth Quarter 2007	$0.85	$0.81

January 1, 2008 - March 24, 2008	$0.82	$0.41

As of March 24, 2008, there were approximately 306 stockholders of record of the Company's Common Stock.

Dividend Policy

We do not have a history of paying dividends on our Common Stock, and there can be no assurance that we will pay any dividends in the foreseeable future. We intend to use any earnings, which may be generated, to finance the growth of our businesses. Our Board of Directors has the right to authorize the issuance of preferred stock, without further shareholder approval, the holders of which may have preferences over the holders of the Common Stock as to payment of dividends.

Securities Authorized for Issuance Under Equity Compensation Plans

None.

ITEM 6.   MANAGEMENT'S DISCUSSION AND ANALYSIS OR PLAN OF OPERATIONS

The following discussion should be read in conjunction with the financial statements and notes thereto included in Item 7 of this Form 10-KSB. Except for the historical information contained herein, the discussion in this Annual Report on Form 10-KSB contains certain forward-looking statements that involve risk and uncertainties, such as statements of the Company's plans, objectives, expectations and intentions as of the date of this filing. The cautionary statements made in this document should be read as being applicable to all related forward-looking statements wherever they appear in this document. The Company's actual results could differ materially from those discussed here. Factors that could cause differences include those discussed in "Risk Factors", as well as discussed elsewhere herein.

Overview

Entheos Technologies, Inc. (the Company), through its wholly-owned subsidiary Email Solutions, Inc., serves as an Application Service Provider providing reliable, real time, high volume outsourced email and search engine optimization services.

The Company is a Nevada corporation with an authorized capital of 200,000,000 shares of $0.00001 par value common stock, of which 56,625,122 shares are outstanding and 10,000,000 shares of $0.0001 par value preferred stock, of which none are outstanding.

Results of Operations

Revenues:  The Company generated no revenues for the years ended December 31, 2007 and December 31, 2006.

General and Administrative Expenses:  During 2007, the Company incurred $27,610 in general and administrative expenses, a decrease of 67% over 2005 expenses of $82,904.  The increase is primarily attributable to a decrease in professional and management fees.

Interest Income:  Interest income was $2,928 and $1,862 for the years ended December 31, 2007, and 2006, respectively. Interest earned in the future will be dependent on Company funding cycles and prevailing interest rates.

Provision for Income Taxes:  As of December 31, 2007, the Company's accumulated deficit was $3,817,888, and as a result, there has been no provision for income taxes to date.

Net Loss:  For the year ended December 31, 2007, the Company recorded a net loss of $24,682, a decrease of 45%, compared to a net loss of $45,004 for the same period in 2005. The decrease is primarily as a result of the lower professional and management fees.

Liquidity and Capital Resources

At December 31, 2007, the Company had a cash balance of $46,306, compared to a cash balance of $178 at December 31, 2006.

During 2007, the Company provided $46,128 of net cash from operating activities, as compared to net cash flows used by operating activities of $81,800 in 2006.

Plan of Operation

The Company is currently seeking to augment its position in technology based services through the acquisition of and or joint venture with, other technology based ventures. Additionally, the Company is engaged in the development of search engine optimization, and search engine results-positioning and marketing services.

The Company’s principal source of liquidity is cash in bank, which we anticipate will be sufficient to fund our operations for the next twelve months.  The Company's future funding requirements will depend on numerous factors, including the time and investment required to source out and invest in promising technology-based ventures, to recruit and train qualified management personnel and the Company's ability to compete against other, better capitalized corporations in similar businesses.

Due to the "start up" nature of the Company's businesses, the Company expects to incur losses as it expands. The Company expects to raise additional funds through private or public equity investment in order to expand the range and scope of its business operations. The Company will seek access to private or public equity but there is no assurance that such additional funds will be available for the Company to finance its operations on acceptable terms, if at all. See "Risk Factors" for additional details.

Related Party Transactions

Management fees:  During the year ended December 31, 2007, the Company paid $1,500 (2006: $7,800) in management fees to directors.

Accounts Payable:  As of December 31, 2007, the Company owed $23,812 (2006: $23,812) for outstanding management fees to a director, which is included in accounts payable - related parties.

Rent: The Company’s principal office is located at 1628 West 1st Avenue, Suite 216, Vancouver, British Columbia, Canada, V6J 1G1. These premises are owned by a private corporation controlled by a Director and majority shareholder. The Company pays a monthly rent of C$700 effective from April 1, 2006. The Company paid rent of $7,812 (2006: $5,631) for the year ended December 31, 2007.

Mr. Harmel S. Rayat is also an officer, director and shareholder of each of International Energy, Inc., PhytoMedical Technologies, Inc., Octillion Corp., MicroChannel Technologies Corporation and HepaLife Technologies, Inc.

All related party transactions are recorded at the exchange amount established and agreed to between related parties and are in the normal course of business.

Going Concern

The Company has incurred net operating losses since inception. The Company faces all the risks common to companies in their early stages of development, including under capitalization and uncertainty of funding sources, high initial expenditure levels, uncertain revenue streams, and difficulties in managing growth. The Company’s recurring losses raise substantial doubt about its ability to continue as a going concern.  The Company’s consolidated financial statements do not reflect any adjustments that may result from the outcome of this uncertainty. The Company expects to incur losses from its business operations and will require additional funding during 2007. The satisfaction of our cash hereafter will depend in large part on the Company’s ability to successfully raise capital from external sources to pay for planned expenditures and to fund operations.

In view of these conditions, the ability of the Company to continue as a going concern is in substantial doubt and dependent upon achieving a profitable level of operations and on the ability of the Company to obtain necessary financing to fund ongoing operations.  Management believes that its current and future plans enable it to continue as a going concern. These financial statements do not give effect to any adjustments which would be necessary should the Company be unable to continue as a going concern and therefore be required to realize its assets and discharge its liabilities in other than the normal course of business and at amounts different from those reflected in the accompanying financial statements.

ITEM 7.  FINANCIAL STATEMENTS

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Directors
Entheos Technologies, Inc.
Vancouver, British Columbia

We have audited the accompanying consolidated balance sheets of Entheos Technologies, Inc. and Subsidiaries ("the Company") as of December 31, 2007 and 2006, and the related consolidated statements of operations, stockholders' equity, and cash flows for the years then ended.  These consolidated financial statements are the responsibility of the Company's management.  Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States).  Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement.  The Company has determined that it is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting.  Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Company's internal control over financial reporting.  Accordingly, we express no such opinion.  An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements.  An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation.  We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the consolidated financial statements referred to above present fairly, in all material respects, the financial position of Entheos Technologies, Inc. and Subsidiaries as of December 31, 2007 and 2006, and the results of their operations and their cash flows for the years then ended, in conformity with accounting principles generally accepted in the United States.

The accompanying financial statements have been prepared assuming the Company will continue as a going concern.  As discussed in Note 1 to the consolidated financial statements, the Company has experienced recurring losses from operations since inception and has a substantial accumulated deficit.  These conditions raise substantial doubt about the Company's ability to continue as a going concern.  Management's plans regarding these matters are also described in Note 1.  The consolidated financial statements do not include any adjustments that might result from the outcome of this uncertainty.

/S/ PETERSON SULLIVAN PLLC

March 25, 2008
Seattle, Washington

ENTHEOS TECHNOLOGIES, INC. AND SUBSIDIARIES

CONSOLIDATED BALANCE SHEETS
December 31, 2007 and 2006
(Expressed in US Dollars)

	2007	2006

ASSETS
Current assets
Cash	$46,306	$178
Total current assets	46,306	178

Receivable - related party (Note 3)	-	84,088

Total assets	$46,306	$84,266

LIABILITIES
Current
Accounts payable and accrued liabilities	$1,300	$14,578
Accounts payable - related parties (Note 3)	23,812	23,812

Total liabilities	25,112	38,390

STOCKHOLDERS' EQUITY

Stockholders' Equity
Preferred stock:$0.0001 par value: Authorized: 10,000,000 shares Issued and outstanding: nil	-	-
Common stock: $0.00001 par value; Authorized: 200,000,000 shares Issued and outstanding: 56,625,122 shares (2006: 96,625,122)	566	966
Additional paid-in capital	3,838,516	3,838,116
Accumulated deficit	(3,817,888)	(3,793,206)

Total stockholders' equity	21,194	45,876

Total liabilities and stockholders' equity	$46,306	$84,266

(The accompanying notes are an integral part of these consolidated financial statements)

ENTHEOS TECHNOLOGIES, INC. AND SUBSIDIARIES

CONSOLIDATED STATEMENTS OF OPERATIONS
for the years ended December 31, 2007 and 2006
(Expressed in US Dollars)

	2007	2006

Revenue	$-	$-

Expenses
Management fees - related party (Note 3)	1,500	7,800
Interest, bank charges and foreign exchange loss	375	1,062
Professional fees - accounting and legal	7,950	47,684
Rent	7,812	5,631
Other Operating Expenses	9,973	20,727

	27,610	82,904

Operating Loss	(27,610)	(82,904)

Other income
Gain on sale of marketable equity securities	-	36,038
Interest income	2,928	1,862
	2,928	37,900

Net loss available to common shareholders	$(24,682)	$(45,004)

Loss per common share - basic and diluted	$(0.00)	$(0.00)

Weighted average number of common shares outstanding - basic and diluted	96,515,533	96,625,122

(The accompanying notes are an integral part of these consolidated financial statements)

ENTHEOS TECHNOLOGIES, INC. AND SUBSIDIARIES

CONSOLIDATED STATEMENTS OF STOCKHOLDERS' EQUITY
for the years ended December 31, 2007 and 2006
(Expressed in US Dollars)

						Accumulated other	Total
	Common Stock		Additional	Accumulated	Comprehensive	comprehensive	Stockholder's
	Shares	Amount	paid-in capital	earnings (deficit)	income (loss)	income	Equity

Balance, December 31, 2005	96,625,122	$966	$3,838,116	$(3,748,202)	$1,103,253	$1,441,500	$1,532,380

Components of comprehensive income
- Net unrealized loss on marketable equity securities	-	-	-	-	(1,405,462)	(1,405,462)	(1,405,462)
- Net gain transferred	-	-	-	-	(36,038)	(36,038)	(36,038)
- Loss, year ended December 31, 2006	-	-	-	(45,004)	(45,004)	-	(45,004)

Total comprehensive income					$(1,486,504)

Balance, December 31, 2006	96,625,122	$966	$3,838,116	$(3,793,206)		$-	$45,876

Cancellation of common shares	(40,000,000)	(400)	400				-

Components of comprehensive income
- Loss, year ended December 31, 2007	-	-	-	(24,682)	(24,682)	-	(24,682)

Total comprehensive income					$(24,682)

Balance, December 31, 2007	56,625,122	$566	$3,838,516	$(3,817,888)		$-	$21,194

(The accompanying notes are an integral part of these consolidated financial statements)

ENTHEOS TECHNOLOGIES, INC. AND SUBSIDIARIES

CONSOLIDATED STATEMENTS OF CASH FLOWS
for the years ended December 31, 2007 and 2006
(Expressed in US Dollars)

	2007	2006

Cash flows from (used in) operating activities
Net loss	$(24,682)	$(45,004)
Reconciliation of net loss to net cash provided by (used in) operating activities Gain on sale of equity equity securities	-	(36,038)
Change in non-cash working capital items:
Decrease (increase) in accounts receivable - related parties	84,088	-
Increase (Decrease) in accounts payable and accrued liabilities	(13,278)	(758)
Net cash provided by (used in) operating activities	46,128	(81,800)

Increase (decrease) in cash	46,128	(81,800)

Cash, beginning of year	178	81,978
Cash, end of year	$46,306	$178

Supplemental disclosure of cash flow information:
Interest paid in cash	$-	$-
Income tax paid in cash	$-	$-

(The accompanying notes are an integral part of these consolidated financial statements)

ENTHEOS TECHNOLOGIES, INC. AND SUBSIDIARIES
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
YEARS ENDED DECEMBER 31, 2007 AND 2006

(Expressed in US Dollars)

1. Organization and Nature of Operations

Entheos Technologies, Inc. (the Company) is a Nevada corporation with an authorized capital of 200,000,000 shares of $0.00001 par value common stock and 10,000,000 shares of $0.0001 par value preferred stock.  The preferred stock may be divided into series with preferences, limitations, and relative rights determined by the Board of Directors.

The Company, through its wholly-owned subsidiary Email Solutions, Inc., serves as an Application Service Provider providing reliable, real time, high volume outsourced email and search engine optimization services. The Company is currently seeking to augment its position in technology based services through the acquisition of and or joint venture with, other technology based ventures. The Company has not generated any revenue in 2007 and 2006.

The Company has incurred net operating losses since inception. The Company faces different types of  risks, including under capitalization and uncertainty of funding sources, high initial expenditure levels, uncertain revenue streams, and difficulties in managing growth. The Company’s recurring losses raise substantial doubt about its ability to continue as a going concern. The Company’s consolidated financial statements do not reflect any adjustments that may result from the outcome of this uncertainty. The Company expects to incur losses from its business operations and will require additional funding during 2007. The future of the Company hereafter will depend in large part on the Company’s ability to successfully raise capital from external sources to pay for planned expenditures and to fund operations.

In view of these conditions, the ability of the Company to continue as a going concern is in substantial doubt and dependent upon achieving a profitable level of operations and on the ability of the Company to obtain necessary financing to fund ongoing operations. Management believes that its current plan will be able to meet its on-going costs and expenses for the next 12 months. These financial statements do not give effect to any adjustments which would be necessary should the Company be unable to continue as a going concern and therefore be required to realize its assets and discharge its liabilities in other than the normal course of business and at amounts different from those reflected in the accompanying financial statements.

2. Significant Accounting Policies

(a) Principles of Accounting

These financial statements are stated in U.S. Dollars and have been prepared in accordance with accounting principles generally accepted in the United States of America.

(b) Principles of Consolidation

The consolidated financial statements include the accounts of Entheos Technologies, Inc. (a Nevada corporation) and its wholly-owned subsidiaries, Email Solutions, Inc. (a Nevada corporation) and Entheos Technologies, Corp (an Ontario, Canada corporation). There are no assets and liabilities in the wholly owned subsidiaries.

(c) Use of Estimates

The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Management makes its best estimate of the ultimate outcome for these items based on historical trends and other information available when the financial statements are prepared. Changes in estimates are recognized in accordance with the accounting rules for the estimate, which is typically in the period when new information becomes available to management. Actual results could differ from those estimates.

(d) Cash

The Company considers all highly liquid instruments purchased with an original maturity of three months or less to be cash equivalents.  The Company did not have any cash equivalents for the year ended December 31, 2007 and 2006.  The Company occasionally has cash deposits in excess of insured limits.

(e) Equipment and Depreciation

Equipment is stated at cost and is depreciated under the straight-line method over its estimated useful life. Repairs and maintenance are charged to operations as incurred. The equipment were fully depreciated as of December 31, 2007 and 2006.

(f) Impairment of Long-Lived Assets

Long-lived assets are reviewed for impairment when circumstances indicate the carrying value of an asset may not be recoverable in accordance with the guidance established in SFAS 144, “Accounting for the Impairment or Disposal of Long-Lived Assets”. For assets that are to be held and used, an impairment loss is recognized when the estimated undiscounted cash flows associated with the asset or group of assets is less than their carrying value. If impairment exists, an adjustment is made to write the asset down to its fair value, and a loss is recorded as the difference between the carrying value and fair value. Fair values are determined based on discounted cash flows or internal and external appraisals, as applicable. Assets to be disposed of are carried at the lower of carrying value or estimated net realizable value.  No impairment was recorded for the years ended December 31, 2007 and 2006.

(g) Income Taxes

The Company adopted SFAS 109, “Accounting for Income Taxes.”  Under SFAS 109, deferred income tax assets and liabilities are computed for differences between the financial statements and tax bases of assets and liabilities that will result in taxable or deductible amounts in the future, based on enacted tax laws and rates applicable to the periods in which the differences are expected to affect taxable income. Valuation allowances are established when necessary, to reduce deferred income tax assets to the amount expected to be realized.

In June 2006, the FASB issued Interpretation No. 48 (“FIN 48”), “Accounting for Uncertainty in Income Taxes, an interpretation of FASB Statement No. 109, Accounting for Income Taxes”, effective for the Company beginning on January 1, 2007. FIN 48 clarifies the recognition threshold a tax position is required to meet before being recognized in the financial statements. FIN 48 also provides guidance on disclosure and other matters. The adoption of FIN 48 had no impact on the Company’s financial position.

(h) Stock-Based Compensation

The Company accounts for stock-based compensation under SFAS No. 123(R) “Share-Based Payment”, which requires measurement of compensation cost for all stock-based awards at fair value on the date of grant and recognition of compensation over the service period for awards expected to vest. The fair value of stock options is determined using the Black-Scholes valuation model.

(i) Loss Per Share

Basic earnings or loss per share is based on the weighted average number of common shares outstanding. Diluted earnings or loss per share is based on the weighted average number of common shares outstanding and dilutive common stock equivalents. Basic earnings/loss per share is computed by dividing net income applicable to common stockholders (numerator) by the weighted average number of common shares outstanding (denominator) for the period. All earnings or loss per share amounts in the financial statements are basic earnings or loss per share, as defined by SFAS 128, “Earnings Per Share.” Convertible securities that could potentially dilute basic earnings or loss per share in the future, such as options and warrants, are not included in the computation of diluted earnings or loss per share because to do so would be antidilutive.

(j) Comprehensive Income (Loss)

The Company has adopted SFAS 130, Reporting Comprehensive Income, which establishes standards for reporting and display of comprehensive income, its components and accumulated balances.  The Company is disclosing this information on its Statement of Stockholders' Equity.  The Company’s comprehensive income (loss) consists of net earnings (loss) and for 2006, available-for-sale securities activity.

(k) Foreign Currency Translation

The Company maintains both U.S. Dollar and Canadian Dollar bank accounts at a financial institution in Canada. Foreign currency transactions are translated into their functional currency, which is U.S. Dollar, in the following manner:

At the transaction date, each asset, liability, revenue and expense is translated into the functional currency by the use of the exchange rate in effect at that date. At the period end, assets and liabilities are translated into U.S. Dollars by using the exchange rate in effect at that date and revenues and expenses are translated using an average rate for the period. Transaction gains and losses that arise from exchange rate fluctuations are included in the results of operations.

(l) Fair Value of Financial Instruments

The determination of fair value of financial instruments is made at a specific point in time, based on relevant information about financial markets and specific financial instruments.  As these estimates are subjective in nature, involving uncertainties and matters of significant judgement, they cannot be determined with precision.  Changes in assumptions can significantly affect estimated fair values.

The carrying value of cash, accounts payable and accrued liabilities, and accounts payable – related parties approximates their fair value because of the short-term nature of these instruments. The Company places its cash with high credit quality financial institutions.

The Company operates outside of the United States of America and is exposed to foreign currency risk due to the fluctuation between the currency in which the Company operates in and the U.S. dollar.

(m) Related Party Transactions

A related party is generally defined as (i) any person that holds 10% or more of the Company’s securities and their immediate families, (ii) the Company’s management, (iii) someone that directly or indirectly controls, is controlled by or is under common control with the Company, or (iv) anyone who can significantly influence the financial and operating decisions of the Company. A transaction is considered to be a related party transaction when there is a transfer of resources or obligations between related parties. (See Note 3).

(n) New Accounting Pronouncements

In December 2007, the FASB issued SFAS No. 141(R), "Business Combinations" ("SFAS 141(R)"), which replaces SFAS No. 141. SFAS No. 141(R) establishes principles and requirements for how an acquirer recognizes and measures in its financial statements the identifiable assets acquired, the liabilities assumed, any non-controlling interest in the acquiree and the goodwill acquired. The Statement also establishes disclosure requirements which will enable users to evaluate the nature and financial effects of the business combination. SFAS 141(R) is effective for fiscal years beginning after December 15, 2008. The adoption of SFAS 141(R) will have an impact on accounting for business combinations once adopted, but the effect is dependent upon acquisitions at that time.

In December 2007, the FASB issued SFAS No. 160, "Non-controlling Interests in Consolidated Financial Statements - an amendment of Accounting Research Bulletin No. 51" ("SFAS 160"), which establishes accounting and reporting standards for ownership interests in subsidiaries held by parties other than the parent, the amount of consolidated net income attributable to the parent and to the non-controlling interest, changes in a parent's ownership interest and the valuation of retained non-controlling equity investments when a subsidiary is deconsolidated. The Statement also establishes reporting requirements that provide sufficient disclosures that clearly identify and distinguish between the interests of the parent and the interests of the non-controlling owners. SFAS 160 is effective for fiscal years beginning after December 15, 2008. The adoption of SFAS 160 will not have an impact on the Company.

3. Related Party Transactions

Management fees:  During the year ended December 31, 2007, the Company paid $1,500 (2006: $7,800) in management fees to directors.

Accounts Payable:  As of December 31, 2007, the Company owed $23,812 (2006: $23,812) for outstanding management fees to a director, which is included in accounts payable - related parties.

Rent: The Company’s principal office is located at 1628 West 1st Avenue, Suite 216, Vancouver, British Columbia, Canada, V6J 1G1. These premises are owned by a private corporation controlled by a Director and majority shareholder. The Company pays a monthly rent of C$700 effective from April 1, 2006. The Company paid rent of $7,812 (2006: $5,631) for the year ended December 31, 2007.

Mr. Harmel S. Rayat is also an officer, director and shareholder of each of International Energy, Inc., PhytoMedical Technologies, Inc., Octillion Corp., MicroChannel Technologies Corporation and HepaLife Technologies, Inc.

See also Note 4.

All related party transactions are recorded at the exchange amount established and agreed to between related parties and are in the normal course of business.

4. Share Capital

On December 31, 2007, 40,000,000 common shares owned by Mr. Harmel S. Rayat, a director and major shareholder of the Company, originally subscribed for at $0.0033 each were returned to the Company for cancellation and for no consideration.

5. Stock Options

The Company did not grant any stock options in fiscal years 2007 and 2006.

On December 31, 2007, the Company cancelled 7,230,000 options at $0.01 each which were returned by the holders.  As all options were fully vested, no additional expense was recorded and no consideration was paid to the holders.

Summary of employee stock option information for the years ended December 31, 2007 and 2006, is as follows:

		Weighted
		average
	Number of	exercise
	options	price

Options outstanding and exercisable at December 31, 2005	8,340,000	$0.01
Options cancelled	(1,110,000)	0.01
Options outstanding and exercisable at December 31, 2006	7,230,000	0.01
Options cancelled	(7,230,000)	0.01
Options outstanding and exercisable at December 31, 2007	-

6. Income Taxes

There is no current or deferred tax expense for any of the periods indicated, due to the Company’s loss position. The benefits of temporary differences have not been previously recorded. The deferred tax consequences of temporary differences in reporting items for financial statement and income tax purposes are recognized, as appropriate. Realization of the future tax benefits related to the deferred tax assets is dependent on many factors, including the Company’s ability to generate taxable income within the net operating loss carryforward period. Management has considered these factors in reaching its conclusion as to the valuation allowance for financial reporting purposes and has recorded a 100% valuation allowance against the deferred tax asset. The income tax effect, utilizing a 34% income tax rate, of temporary differences comprising the deferred tax assets and deferred tax liabilities is a result of the following at December 31:

	2007	2006

Deferred tax assets:
Net operating loss carryforwards	$1,226,000	$1,218,000
Valuation allowance	(1,226,000)	(1,218,000)
Net deferred tax assets	$-	$-

The 2007 increase in the valuation allowance was $8,000 (2006:  $18,000).

The Company has available net operating loss carryforwards of approximately $3,609,000 for tax purposes to offset future taxable income which expires commencing 2011 through to the year 2027. Pursuant to the Tax Reform Act of 1986, annual utilization of the Company’s net operating loss carryforwards may be limited if a cumulative change in ownership of more than 50% is deemed to occur within any three-year period.  The tax years 2005 through 2007 remain open to examination by federal agencies and other jurisdictions in which it operates.

A reconciliation between the statutory federal income tax rate (34%) and the effective rate of income tax expense for the years ended December 31 follows:

	2007	2006

Statutory federal income tax rate	-34%	-34%
Valuation allowance	34%	34%
	0%	0%

ITEM 8: CHANGE IN AND DISAGREEMENTS WITH ACCOUNTANTS ON ACCOUNTING AND FINANCIAL DISCLOSURE

We have had no disagreements with our certified public accountants with respect to accounting practices, procedures or financial disclosure.

ITEM 8a: CONTROLS AND PROCEDURES

An evaluation was performed under the supervision of our management, including our Chief Executive Officer and Chief Financial Officer, of the effectiveness of the design and operation of the Company’s disclosure controls and procedures (as defined in Securities Exchange Act of 1934 (the “Exchange Act”) Rules 13a-15(e) and 15d-15(e)) as of the end of the period covered by this report. Based on that evaluation, our management, including our Chief Executive Officer and Chief Financial Officer, concluded that our disclosure controls and procedures were effective to provide reasonable assurance that information we are required to disclose in reports that we file or submit under the Exchange Act is recorded, processed, summarized and reported within the time periods specified in SEC rules and forms.

Notwithstanding the foregoing, there can be no assurance that our disclosure controls and procedures will detect or uncover all failures of persons associated with us to disclose material information otherwise required to be set forth in our periodic reports. There are inherent limitations to the effectiveness of any system of disclosure controls and procedures, including the possibility of human error and the circumvention or overriding of the controls and procedures. Because of its inherent limitations, internal control over financial reporting may not prevent or detect misstatements. Also, projections of any evaluation of effectiveness to future periods are subject to the risk that controls may become inadequate because of changes in conditions, or that the degree of compliance with the policies or procedures may deteriorate. Accordingly, even effective disclosure controls and procedures can only provide reasonable, not absolute, assurance of achieving their control objectives.

There have been no significant changes in internal controls, or in factors that could significantly affect internal controls, subsequent to the date that management, including the Chief Executive Officer and the Chief Financial Officer, completed their evaluation.

ITEM 8b: OTHER INFORMATION

None.

ITEM 9: DIRECTORS AND EXECUTIVE OFFICERS, PROMOTERS AND CONTROL PERSONS; COMPLIANCE WITH SECTION 16(a) OF THE EXCHANGE ACT

Set forth below is certain information regarding each of the directors and officers of the Company:

TIMOTHY N. LUU (Age 43):  Secretary, Treasurer, Chief Technology Officer, Director.  Mr. Luu brings nearly two decades of professional experience in technology development and management.  Mr. Luu earned his Bachelor of Science degree in Electrical Engineering at the University of Manitoba (Winnipeg) in 1987. From June 1996 to December 1998, Mr. Timothy Luu joined Reid Crowther, a global infrastructure engineering and project management firm established in 1906, as an Information Systems engineer.  While continuing to provide technical consulting services to Reid Crowther, in June 1998, Mr. Luu launched Applied Technology Professionals Ltd. (ATP), and assumed the role of President and Managing Director of the firm.   Today, ATP boasts special expertise in ecommerce and web based application development.  Mr. Luu joined the Company as Director and Chief Technology Officer on February 7, 2005.

HARMEL S. RAYAT (Age 46). President, Chief Executive Officer, Chief Financial Officer, Director. From April 2001 through January 2002, Mr. Rayat acted as an independent consultant advising small corporations and since January 2002, he has been president of Montgomery Asset Management Corporation, a privately held firm providing financial consulting services to emerging growth corporations. Mr. Rayat has served, and continues to serve, as a director, executive officer and majority shareholder of a number of publicly traded and privately held corporations, including, Hepalife Technologies, Inc., PhytoMedical Technologies, Inc., Octillion Corp. and International  Energy, Inc.  Mr. Rayat has served as a Director of the Company since March 18, 1996.

Mr. Harmel S. Rayat, EquityAlert.com, Inc., Innotech Corporation and Mr. Bhupinder S. Mann, a former part-time employee of ours (collectively the “respondents”), consented to a cease-and-desist order pursuant to Section 8A of the Securities Act of 1933. The matter related to the public resale by EquityAlert of securities received as compensation from or on behalf of issuers for whom EquityAlert and Innotech provided  public relation and stock advertising services; Mr. Rayat was the president of Innotech and Equity Alert was the wholly-owned subsidiary of Innotech at the time.

The U.S. Securities & Exchange Commission contended and alleged that Equity Alert had received the securities from persons controlling or controlled by the issuer of the securities, or under direct or indirect common control with such issuer with a view toward further distribution to the public; as a result, the U.S. Securities & Exchange Commission further alleged that the securities that Equity Alert had received  were restricted securities, not exempt from registration, and hence could not be resold to the public within a year of their receipt absent registration; and, accordingly,  the U.S. Securities & Exchange Commission further alleged, since Equity Alert effected the resale within a year of its acquisition of the securities, without registration, such resale violated Sections 5(a) and 5(c) of the Securities Act.

Without admitting or denying any of the findings and/or allegations of the U.S. Securities & Exchange Commission the respondents agreed, on October 23, 2003 to cease and desist, among other things, from committing or causing any violations and any future violations of Section 5(a) and 5(c) of the Securities Act of 1933.  EquityAlert.com, Inc. and Innotech Corporation agreed to pay disgorgement and prejudgment interest of $31,555.14.

Compliance With Section 16(a) of the Exchange Act

Section 16(a) of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), requires the Company's directors, officers and persons who own more than 10 percent of a registered class of the Company's equity securities, to file reports of ownership and changes in ownership with the Securities and Exchange Commission ("the Commission"). Directors, officers and greater than 10 percent beneficial owners are required by applicable regulations to furnish the Company with copies of all forms they file with the Commission pursuant to Section 16(a). Based solely upon a review of the copies of the forms furnished to the Company, the Company believes that during fiscal 2007, the Section 16(a) filing requirements applicable to its directors and executive officers were satisfied.

ITEM 10:  EXECUTIVE COMPENSATION

Remuneration and Executive Compensation

The following table shows, for the three-year period ended December 31, 2007, the cash compensation paid by the Company, as well as certain other compensation paid for such year, to the Company's Chief Executive Officer and the Company's other most highly compensated executive officers. Except as set forth on the following table, no executive officer of the Company had a total annual salary and bonus for 2007 that exceeded $100,000.

Summary Compensation Table
					Securities
					Underlying
Name and					Options	All Other
Principal Position	Year	Salary	Bonus	Other	Granted	Compensation
Harmel S. Rayat	2007	$0	$0	$0	0	$0
President, CEO,	2006	$0	$0	$4,500	0	$0
Chief Financial Officer and Director	2005	$0	$0	$3,600	0	$0

Tim Luu	2007	$0	$0	$3,000	0	$0
Secretary, Treasurer	2006	$0	$0	$3,300	0	$0
Chief Technology Officer and Director	2005	$0	$0	$3,150	0	$0

Stock Option Grants in Last Fiscal Year

None.

Aggregated Option Exercises During Last Fiscal Year and Year End Option Values

None.

Changes in Control

There are no understandings or agreements, aside from the transaction completed and described under “Certain Relationships and Related Transactions,” known by management at this time which would result in a change in control of the Company.  If such transactions are consummated, of which there can be no assurance, the Company may issue a significant number of shares of capital stock which could result in a change in control and/or a change in the Company’s current management.

ITEM 11:  SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth, as of March 25, 2008, the beneficial ownership of the Company's Common Stock by each director and executive officer of the Company and each person known by the Company to beneficially own more than 5% of the Company's Common Stock outstanding as of such date and the executive officers and directors of the Company as a group.

Person or Group	Number of Shares of Common Stock	Percent

Harmel S. Rayat (1) 216-1628 West First Avenue Vancouver, B.C. V6J 1G1 Canada	42,946,988	76%

Timothy Luu 216-1628 West First Avenue Vancouver, B.C. V6J 1G1 Canada	0	0.0%

Directors and Executive Officers as a group (2 persons)	42,946,988	76%

(1) Includes 57,888 shares held by Tajinder Chohan, Mr. Harmel S. Rayat's wife. Additionally, other members of Mr. Rayat's family hold shares. Mr. Rayat disclaims beneficial ownership of the shares beneficially owned by his wife and other family members.

ITEM 12:  CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

Management fees:  During the year ended December 31, 2007, the Company paid $1,500 (2006: $7,800) in management fees to directors.

Accounts Payable:  As of December 31, 2007, the Company owed $23,812 (2006: $23,812) for outstanding management fees to a director, which is included in accounts payable - related parties.

Rent: The Company’s principal office is located at 1628 West 1st Avenue, Suite 216, Vancouver, British Columbia, Canada, V6J 1G1. These premises are owned by a private corporation controlled by a Director and majority shareholder. The Company pays a monthly rent of C$700 effective from April 1, 2006. The Company paid rent of $7,812 (2006: $5,631) for the year ended December 31, 2007.

Mr. Harmel S. Rayat is also an officer, director and shareholder of each of International Energy, Inc., PhytoMedical Technologies, Inc., Octillion Corp., MicroChannel Technologies Corporation and HepaLife Technologies, Inc.

All related party transactions are recorded at the exchange amount established and agreed to between related parties and are in the normal course of business.

ITEM 13:  EXHIBITS

(a)  The following exhibits are filed as part of this Annual Report:

31.1	Certification of the Chief Executive Officer pursuant to Rule 13a-14(a)

31.2	Certification of the Chief Financial Officer pursuant to Rule 13a-14(a)

32.1	Certification by the Chief Executive Officer pursuant to 18 U.S.C. 1350 as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002

32.2	Certification by the Chief Financial Officer pursuant to 18 U.S.C. 1350 as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002

(b)  During the Company’s fourth fiscal quarter, there were no reports filed on Form 8-K

None.

ITEM 14: PRINCIPAL ACCOUNTANT FEES AND SERVICES

The firm of Ernst & Young, LLP served as the Company's independent accountants from May 5, 2005 until their dismissal in March 2006.  The firm of Peterson Sullivan, PLLC currently serves as the Company’s independent accountants.  The Board of Directors of the Company, in its discretion, may direct the appointment of different public accountants at any time during the year, if the Board believes that a change would be in the best interests of the stockholders.  The Board of Directors has considered the audit fees, audit-related fees, tax fees and other fees paid to the Company's accountants, as disclosed below, and had determined that the payment of such fees is compatible with maintaining the independence of the accountants.

Audit Fees:  The aggregate  fees,  including  expenses,  billed by the Company's principal accountant in connection with the audit of our consolidated  financial statements  for the most recent  fiscal year and for the review of our financial information  included in our Annual  Report on Form  10-KSB and our  quarterly reports on Form  10-QSB  during the fiscal  years  ending  December  31, 2007 and December 31, 2006 were $17,295 and $19,025 respectively.

Tax  fees:  The aggregate fees billed to the Company for tax compliance, tax advice and tax  planning by the Company’s principal accountant for fiscal 2007 and 2006 were $0.

All Other Fees: The aggregate fees, including expenses, billed for all other services rendered to the Company by its principal accountant during year 2007 and 2006 were $0.

The Company does not currently have an audit committee.

SIGNATURES

Pursuant to the requirements of Sections 13 or 15 (d) of the Securities and Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned,  thereunto duly  authorized on this 24th day of March, 2008.

Entheos Technologies, Inc.

/s/ Harmel S. Rayat
Harmel S. Rayat
President and CEO

Pursuant to the requirements of the Securities Exchange Act of 1934, this report has been signed below by the following persons  on  behalf of the registrant and in capacities and on the dates indicated.

Signature	Title	Date

/s/ Harmel S. Rayat Harmel S. Rayat Secretary/Treasurer, Principal Financial Officer	Director , President, Chief Executive Officer	March 24, 2008

/s/ Tim Luu Tim Luu	Director, Chief Technology Officer	March 24, 2008